WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                  April 7, 2010
                                -----------------
                                (Date of Report)

                            ALANCO TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-9437
                                    --------
                              (Commission File No.)

                   ARIZONA                       86-0220694
          ---------------------------  ---------------------------------
         (State of other jurisdiction) (IRS Employer Identification No.)



              15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              ----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (480) 607-1010
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Agreement
Item 2.03 Creation of a Direct Financial Obligation

On March 31, 2010, Alanco Technologies, Inc. ("Alanco") completed an agreement with Robert R. Kauffman whereby the Company received $100,000 under an unsecured promissory note which accrues interest at a rate of 12% per annum.

Item 9.01

      EXHIBIT 99.1   Promissory Note


                                            SIGNATURES

Date: April 7, 2010                         By: /s/John A Carlson
                                            -----------------------
                                            Chief Financial Officer